ENHANCE-2 Phase 3 data August 2022 Nasdaq: VRNA | www.veronapharma.com

Forward-looking statements This presentation contains “forward‐looking” statements that are based on the beliefs and assumptions and on information currently available to management of Verona Pharma plc (together with its consolidated subsidiaries, the “Company”). All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward‐looking statements include information concerning the initiation, timing, progress and results of clinical trials of the Company’s product candidate, the timing or likelihood of regulatory filings and approvals for of its product candidate, and estimates regarding the Company’s expenses, future revenues and future capital requirements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and current reports on Form 8-K and our other filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this presentation. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, the Company assumes no obligation to publicly update any forward‐looking statements for any reason after the date of this presentation, or to conform any of the forward-looking statements to actual results or to changes in its expectations. This presentation also contains estimates, projections and other information concerning the Company’s business and the markets for the Company’s product candidate, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, clinical trials studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. 2

Agenda 3 On Today’s Call: • Welcome and ENHANCE-2 Data Overview David Zaccardelli, PharmD, CEO • Financial Review Mark Hahn, CFO • Q&A • Closing Remarks David Zaccardelli, PharmD, CEO Joining for Q&A: • Antonio Anzueto, MD Professor of Medicine and Section, Chief of Pulmonary at South Texas Veterans Healthcare System • Kathy Rickard, MD CMO • Chris Martin SVP of Commercial • Tara Rheault, PhD SVP of R&D Key Opinion Leader

Pivotal Phase 3 program

Two efficacy and safety studies: ENHANCE-1 and ENHANCE-2

Ensifentrine as a **N**ovel in**HA**led **N**ebulized **C**OPD th**E**rapy in moderate to severe COPD

ENHANCE-1
N=800

- Ensifentrine 3mg BID N=500 → Long-term safety N=300
- Placebo BID N=300 → Long-term safety N=100

Reporting around the end of 2022

ENHANCE-2
N=800

- Ensifentrine 3mg BID N=500
- Placebo BID N=300

Reporting today

24 Weeks **48 Weeks**

Patient population:

- LAMA or LABA background allowed (approx. 50% of trial population) and ICS (up to approx. 20% of population)
- 30-70% predicted FEV_1
- Symptomatic (mMRC ≥ 2)

Additional information:

- Long-term safety in ENHANCE-1
- Sites in North America, EU and Asia

4

Verona Pharma

ENHANCE-2 baseline characteristics Demographics and baseline characteristics well balanced between groups 5 Parameter Ensifentrine n=499 Placebo n=291 Total n=790 Age, mean (SD) 65.0 (7.4) 65.3 (7.3) 65.1 (7.4) Gender, % Male, n (%) 245 (49.1) 138 (47.4) 383 (48.5) Moderate / Severe COPD, n (%) Mild/Very Severe COPD, n (%) 266 (53.3) / 231 (46.3) 1 (0.2)/ 1 (0.2) 143 (49.1) / 148 (50.9) 0/0 409 (51.8) / 379 (48.0) 1 (0.1)/ 1 (0.1) % Predicted FEV1 mean, (SD) 50.8 (10.7) 50.4 (10.7) 50.6 (10.7) % with Chronic Bronchitis, n (%) 322 (64.5) 190 (65.3) 512 (64.8) % Current Smokers, n (%) 276 (55.3) 160 (54.9) 436 (55.2) Background Meds: Yes, n (%) LAMA LAMA/ICS LABA LABA/ICS 264 (52.9) 157 (31.5) 1 (0.2) 34 (6.8) 72 (14.4) 150 (51.5) 80 (27.5) 0 23 (7.9) 47 (16.2) 414 (52.4) 237 (30.0) 1 (0.1) 57 (7.2) 119 (15.0) E-RS Baseline, mean (SD) 13.3 (6.7) 13.3 (6.2) - SGRQ Baseline, mean (SD) 50.6 (17.4) 51.2 (16.4) - Phase 3 ENHANCE-2 data on file

6 -100 -50 0 50 100 150 0 1 2 3 4 5 6 7 8 9 10 11 12 FE V 1 m ea n c h an ge f ro m b as el in e, m L Time post dose, h Ensifentrine 3 mg placebo Primary endpoint met in Phase 3 ENHANCE-2 Significant and clinically meaningful improvements in lung function at Week 12 N=789 Ensifentrine 3 mg placebo +146 mL (p<0.0001) peak FEV1 vs placebo +94 mL (p<0.0001) average FEV1 AUC over 12 hours vs placebo +49 mL (p=0.0017) morning trough FEV1 vs placebo Phase 3 ENHANCE-2 data on file

Ensifentrine improves lung function in all subgroups Statistically significant improvements versus placebo in all subgroups (All p < 0.05) 7 FE V 1 m e an c h an ge f ro m b as e lin e , m L 0 20 40 60 80 100 120 140 160 Average FEV1 AUC 0-12h post-dose at Week 12 by Subgroup Phase 3 ENHANCE-2 data on file

8 Ensifentrine reduces exacerbation rate 42% reduction in rate of moderate or severe COPD exacerbation vs placebo Treatment Annualized Event Rate LS mean, (95% CI) Rate Ratio (95% CI) Exacerbation Rate Reduction p-value Ensifentrine 3 mg (n = 498) 0.24 (0.18, 0.33) 0.58 (0.39, 0.88) 42% 0.0109 Placebo (n = 291) 0.42 (0.31, 0.57) -- -- Exacerbation is defined as a worsening of symptoms requiring: • Minimum of 3 days of treatment with oral/systemic steroids and/or antibiotics OR hospitalization Phase 3 ENHANCE-2 data on file

Ensifentrine significantly delays time to first exacerbation 9 42% reduction in risk of a COPD exacerbation Ensifentrine vs. Placebo (N = 789) Hazard Ratio (95%, CI) 0.58 (0.38, 0.87) Risk Reduction 42% P-value 0.0088 498 481 443 422 399 390 278 291 275 257 232 218 201 151 Number at risk Phase 3 ENHANCE-2 data on file

Ensifentrine showed improvement in symptoms and QOL Progressive improvement in placebo impacted statistical significance 10 Symptoms E-RS Total Score by Week (units) (1) Minimal clinically important difference ***p ≤ 0.001 **p ≤ 0.01 *p ≤ 0.05 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 6 Week 12 Week 24 MCID(1) -5 -4 -3 -2 -1 0 Week 6 Week 12 Week 24 Health-related Quality of Life SGRQ Total Score by Week (units) MCID(1) *** * Ensifentrine Placebo Phase 3 ENHANCE-2 data on file

• Cardiovascular: 11 (2.2%) on ensifentrine; 13 (4.5%) on placebo • Gastrointestinal Disorders: 26 (5.2%) on ensifentrine; 15 (5.2%) on placebo • Pneumonia: 3 (0.6%) on ensifentrine; 5 (1.7%) on placebo Adverse events similar to placebo TEAE: treatment-emergent adverse event11 Event Ensifentrine 3 mg (n = 498) Placebo (n = 291) Subjects with at least one TEAE, n (%) 176 (35.3) 103 (35.4) Any TEAE ≥1% and greater than placebo Worsening of COPD, n (%) 11 (2.2) 5 (1.7) Nasopharyngitis, n (%) 9 (1.8) 3 (1.0) Diarrhea, n (%) 8 (1.6) 2 (0.7) Sinusitis, n (%) 6 (1.2) 0 (0) Hypertension, n (%) 5 (1.0) 1 (0.3) Few events greater than 1% and greater than placebo Phase 3 ENHANCE-2 data on file

ENHANCE-2 top-line summary • Data readout measures 12 Endpoint Top-line Measurement Data Primary endpoint (at Week 12) Average FEV1 AUC (0-12 hours) post dose +94 mL (p<0.0001) vs placebo Secondary endpoints (Lung function at Week 12) (Symptoms / QOL at Week 24) Peak FEV1 +146 mL (p<0.0001) vs placebo Morning Trough FEV1 +49 mL (p=0.0017) vs placebo Symptoms (E-RS Total Score) Quality of Life (SGRQ Total Score) Change from baseline -2.1 Change from baseline -4.5 Not statistically significant Exacerbations (over 24 Weeks) Exacerbation rate Time to first moderate / severe COPD exacerbation 42% reduction in exacerbation rate (p=0.0109) 42% reduction in risk of exacerbation (p=0.0088) Safety Incidence of adverse events Incidence similar to placebo including occurrence of pneumonia, Gl and CV events Ensifentrine improves lung function and reduces the rate of exacerbation Phase 3 ENHANCE-2 data on file

Financial Update 13

Q2 2022 financial results ($ thousands) Cash runway through at least 2023* 14 Statements of Operations Q2 2022 Q2 2021 Research and development 14,982 20,563 Selling, general and administrative 5,526 7,985 Total operating expenses $20,508 $28,548 Operating loss (20,508) (28,548) R&D tax credit 5,409 3,836 Net loss $(17,766) $(22,068) Balance Sheet Cash and cash equivalents $111,510 $132,764 Total assets $154,856 $169,315 Total shareholders’ equity $110,880 $126,307 *Runway expectations based on current cash and equivalents, expected UK tax credit receipts and future draws on SVB debt facility

Q&A 15